Myriad Genetics Fiscal Third-Quarter 2019 Earnings Call May 7, 2019 Exhibit 99.2

Forward Looking Statements Some of the information presented here today may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These statements are based on management’s current expectations and the actual events or results may differ materially and adversely from these expectations. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K. These documents identify important risk factors that could cause the actual results to differ materially from those contained in the Company’s projections or forward-looking statements. In this presentation, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. The Company’s financial measures under GAAP include substantial one-time charges related to its acquisitions and ongoing amortization expense related to acquired intangible assets that will be recognized over the useful lives of the assets and charges related to executive severance. Management believes that presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A link to reconciliation of the GAAP to non-GAAP financial guidance is provided above. Forward Looking Statements Non-GAAP Financial Measures For additional information on GAAP to non-GAAP reconciliation see: https://www.myriad.com/investors/gaap-to-non-gaap-reconciliation/ Fiscal Year 2019 GAAP diluted earnings per share $0.28 Stock based compensation expense $0.30 Acquisition – amortization of intangible assets $0.80 Adjustments to GAAP financial measures $0.36 Non-GAAP diluted earnings per share $1.74 Fiscal Fourth-Quarter 2019 GAAP diluted earnings per share $0.16 Stock based compensation expense $0.08 Acquisition – amortization of intangible assets $0.20 Adjustments to GAAP financial measures $0.04 Non-GAAP diluted earnings per share $0.48

Third Quarter Fiscal Year 2019 Highlights

- Revenue of $216.6 million up 18%
- Test volume grew 51% YOY with 76% of volume from new products
- Prenatal volumes grew 7% sequentially
- GeneSight volumes grew 19% YOY
- Adjusted EPS of $0.46 up 35%
- Final Medicare LCD for myPath Melanoma
- Approval of BRACAnalysis CDx in Japan for ovarian cancer
- PMA submission for myChoice HRD as a companion diagnostic for niraparib
- Kroger coverage for GeneSight; 9 discussions with other Fortune 500 companies
- ASBS recommends hereditary cancer testing for all breast cancer patients
- Landmark carrier screening study lays foundation for broader reimbursement
- In-network agreement with UnitedHealthcare for prenatal testing

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3

Financial Overview

Fiscal Third-Quarter Revenue By Product Product 3Q19 3Q18 YoY Growth Hereditary Cancer $117.6 $113.1 4% GeneSight $29.6 $30.4 (3%) Prenatal Testing $30.6 - NM Vectra $11.3 $15.0 (25%) Prolaris $6.9 $6.4 8% EndoPredict $2.8 $2.3 22% Other $1.7 $2.1 (19%) Total Molecular Diagnostic Revenue $200.5 $169.3 18% Pharmaceutical & Clinical Services $16.1 $13.8 17% Total Revenue $216.6 $183.1 18% (in millions)

Fiscal Third-Quarter Financial Results GAAP Results Adjusted Results 3Q19 3Q18 YoY Growth 3Q19 3Q18 YoY Growth Total Revenue $216.6 $183.1 18% $216.6 $183.1 18% Gross Profit $168.0 $139.0 21% $168.6 $139.5 21% Gross Margin 77.6% 75.9% +160 bps 77.8% 76.2% +160 bps Operating Income $5.9 $13.8 (57%) $37.6 $32.0 18% Operating Margin 2.7% 7.5% -480 bps 17.4% 17.5% -10 bps Net Income $6.9 $9.1 (24%) $34.3 $24.6 39% EPS $0.09 $0.13 (31%) $0.46 $0.34 35%

FY19 and 4Q FY19 Financial Guidance Metric Fiscal Year 2019 4Q19 Revenue $856 million $220 million GAAP Diluted EPS $0.28 $0.16 Adjusted EPS $1.74 $0.48

Critical Success Factors to Achieve Strategic Goals Expand reimbursement coverage for new products Build upon solid hereditary cancer foundation Increase RNA kit revenue internationally Improve profitability with Elevate 2020 STRATEGIC GOALS >10% REVENUE GROWTH 7 PRODUCTS >$50M >10% INT’L REVENUE >30% OPERATING MARGIN Grow new product volume

Recent Guideline Expansions in Hereditary Cancer Market NCCN 2018 met BC ASBS 2019 NCCN 2018 NCCN 2018 NCCN 2018 Patients That Meet Criteria (in 000s) Old Criteria New Criteria 300,000 additional patients/year meet guidelines

New Companion Diagnostic Opportunities $220M in New Market Opportunity in the U.S. 40,000 patients 30,000 patients 20,000 patients Ovarian Cancer $80M U.S. Market Castrate Resistant Met. Prostate Cancer $60M U.S. Market Pancreatic Cancer $80M U.S. Market

Pivotal Clinical Data Supports myChoice HRD PMA



QUADRA Study
(Platinum Sensitive Patients Treated With Nirparib)
Objective Response Rate
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
39%
26%
4%
BRCA Mutated (n=18)
myChoice HRD+ (n=53)
myChoice HRD- or unknown (n=52)

Source: Moore et al. QUADRA: Niraparib monotherapy for late-line treatment of ovarian cancer (QUADRA): a multicentre, open-label, single-arm, phase 2 trial. Lancet Oncology. 2019

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11

Markets Remain Highly Underpenetrated Three Pillars of Prenatal Market Success A frictionless customer experience with Myriad Complete Trusted advisors with broad physician reach and comprehensive menu Differentiate products through pioneering science

New Data Demonstrates Prequel Highly Accurate Below 4% Fetal Fraction 50x Fewer Patients Get an Indeterminate Result with Prequel 1 in 1000 no call rate 1 in 20 no call rate Competitive Tests Amniocentesis or CVS $1,500 cost Highly invasive 1 in 200 risk of miscarriage

myPath Melanoma $450 Million U.S. Market Opportunity Highly Concentrated Sales Channel Enables Cost Effective Commercialization ≈ 2.0 Million Skin Biopsies for Melanoma Per Year ≈ 15% Discordance 300,000 Indeterminate Cases $450 Million U.S. Market 1,200 U.S. Dermatopathologists

Strong Supporting Evidence for myPath Melanoma

Three Large Clinical Validation Studies Show Over 90% Diagnostic Accuracy at Differentiating Melanoma from Benign Lesions

myPath Melanoma Diagnostic Accuracy



myPath Melanoma Diagnostic Accuracy
100%
80%
60%
40%
20%
0%
90%
92%
95%
Validation 1
n=437 patients
Validation 2
n=736 patients
Validation 3
n=182 patients

myPath Melanoma Clinical Utility



100%
75%
50%
25%
0%
80%
38%
9%
22%
11%
41%
n=218 patients
Indeterminate
Malignant
Benign
Pre-Test
Post-Test

Sources: Data presented at ASDP: Diagnostic Distinction of Malignant Melanoma and Benign Nevi by a Gene Expression Signature and Correlation to Clinical Outcome.
Clarke L et al. Clinical validation of a gene expression signature that differentiates benign nevi from malignant melanoma J Cutan Pathol 2015; 42:244-252.
Cockerell et al. The Influence of a Gene Expression Signature on the Diagnosis and Recommended Treatment of Melanocytic Tumors by Dermatopathologists. Medicine. 2016; 95(40):e4887

myriad WHEN DECISIONS MATTER

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15

Continued Progress on GeneSight Reimbursement Coverage

Fully Reimbursed GeneSight Would Generate >$600 Million in Annual Revenue

Medicare (15%)

- Covered by Medicare
- Increasing physician compliance with new Medicare LCD
- LCD reconsideration request for primary care market submitted in 3Q19

Commercial Insurers (48%)

- Dossier with payers covering 90% of commercial lives
- CareFirst coverage
- Contracted with payers representing 25% of commercial lives
- Kroger, fourth largest employer, covers GeneSight
- In secondary discussions with 9 Fortune 500 companies

Medicaid (37%)

- Seeking provider status in states that could reimburse GeneSight based upon Medicare LCD
- Applying for tech assessment in states that require it

myriad WHEN DECISIONS MATTER

©2019 Myriad Genetics, Inc. all rights reserved. www.Myriad.com

16

GUIDED Analysis Demonstrates GeneSight Works for Indicated Patients

All Three Clinical Endpoints Achieve Statistical Significance

Patients Entering on Medications with Gene-Drug Interactions (n=787)



Remission
p=0.003
20.0%
15.0%
10.0%
5.0%
0.0%
% of Patients
10.7%
18.2%
70%
Response
p=0.008
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
% of Patients
19.0%
27.0%
42%
Symptom Improvement
p=0.029
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
% Decrease in HAM-D17
22.1%
27.1%
23%
Study Arm:
TAU
GeneSight Guided

GeneSight Indication for Use:

"For physicians contemplating an alteration in neuropsychiatric medication for patients diagnosed with major depressive disorder (MDD) who are suffering with refractory moderate to severe depression (based upon DSM-V criteria) after at least one prior neuropsychiatric medication failure."

myriad WHEN DECISIONS MATTER

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17

New Evidence Supports Expanded Carrier Screening Data Driven Evaluations of Guideline Criteria Show 38 or More Genes Should Be Included in Screening 55,000 patient study published in Genetics in Medicine 176 genes in ForeSight 38 gene panel meeting professional guidelines and finding most patients 123,136 patient study published in Genetics in Medicine 415 recessive genetic conditions 40 gene panel meeting professional guidelines and finding most patients Study Size Genes Evaluated Clinical Conclusion Sources: Ben-Shachar et al. A data drive evaluation of the size and content of expanded carrier screening panels. Genetics in Medicine. 2019 Guo et al. Estimating yields of prenatal carrier screening and implications for design of expanded carrier screening panels. Genetics in Medicine. 2019

Increasing Coverage for Prolaris and myPath Melanoma New Commercial Coverage Decisions for Prolaris and Medicare Reimbursement for MyPath Melanoma 225 Sales Reps 80 Sales Reps Commercial Insurers Medicare Low & Favorable Intermediate 225 Sales Reps Commercial Insurers Medicare

Progress in Japan with CDx and New Reimbursement Coverage for EndoPredict Driving Growth Opportunities New Reimbursement Coverage in International Markets UK coverage from NICE (2Q19) First region in Italy covers EndoPredict Greece covers EndoPredict Japanese coverage for BRACAnalysis CDx as a companion diagnostic to olaparib in ovarian cancer Filed for approval from Japanese Ministry of Health, Labour, and Welfare for approval of BRACAnalysis in hereditary breast and ovarian cancer

Personalized medicine is entering a hyper-growth phase Molecular diagnostics are the keystone to improving patient outcomes and eliminating wasted spend Myriad is the global leader in this market Near-term catalysts can triple earnings Compelling investment opportunity Myriad: The Investment Thesis